Commitments and Contingencies	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
The Company is involved in various litigation matters arising in the ordinary course of its business. Although the Company is unable to predict with certainty the eventual outcome of any litigation, in the opinion of management, the legal proceedings are not expected to have a material adverse effect on the Company’s financial position or results of operations.

Commitments and Contingencies
Obligations Under Lease Agreements
The Company is the lessee of four offices located in New York, New York, Dallas, Texas, Englewood, Colorado and Bethesda, Maryland. In addition, the Company is a lessee for seven ground leases treated as operating leases (six are paid directly by the tenants/operators).
The following table presents minimum future rental payments under these contractual lease obligations as of December 31, 2013 (dollars in thousands):

Years Ending December 31: (1)
2014	$5,611
2015	5,528
2016	5,579
2017	4,604
2018	3,134
Thereafter	13,660
Total minimum lease payments	$38,116
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(1)	Includes the extension of the lease in the Dallas, Texas office that occurred in January 2014.
The Company recognized $2.9 million, $2.8 million and $2.9 million in rental expense for its offices for the years ended December 31, 2013, 2012 and 2011, respectively.
WaMu Matter
In 2009, one of the Company’s net lease investments comprised of three office buildings totaling 257,000 square feet located in Chatsworth, California and 100% leased to Washington Mutual Bank was foreclosed on by the lender. The lender subsequently filed a complaint against subsidiaries of the Company in the Superior Court of the State of California, County of Los Angeles. In March 2012, the Court of Appeal of the State of California, Second Appellate District, issued a unanimous decision in favor of the Company’s subsidiary, overturning the judgment issued by the Superior Court of California for the County of Los Angeles. The ruling directed the Superior Court to enter summary judgment in the Company’s favor and reversed the award against the Company. Furthermore, the Court of Appeal awarded the Company costs on appeal. As a result of the ruling, in the first quarter 2012, the Company reversed a $20.0 million loss accrual recorded in other income (loss) in the consolidated statements of operations.
Other
The Company is involved in various litigation matters arising in the ordinary course of its business. Although the Company is unable to predict with certainty the eventual outcome of any litigation, in the opinion of management, the legal proceedings are not expected to have a material adverse effect on the Company’s financial position or results of operations.
Effective January 1, 2005, NRFLP adopted NorthStar Realty Limited Partnership 401(k) Retirement Plan (the “401(k) Plan”) for its employees.  Eligible employees under the 401(k) Plan may begin participation on the first day of the month after they have completed 30 days of employment. NRFLP matching contribution is calculated as 100% of the first 3% and 50% of the next 2%, of participant’s eligible earnings contributed (utilizing earnings that are not in excess of the amount established by the Internal Revenue Service).  The Company’s aggregate matching contribution for the years ended December 31, 2013, 2012 and 2011 was $0.8 million, $0.8 million and $0.6 million, respectively.